UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 22, 2005

                        Patient Safety Technologies, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                  333-124594                13-3419202
(State or Other Jurisdiction     (Commission File          (I.R.S. Employer
      of Incorporation)               Number)            Identification Number)

              100 Wilshire Blvd., Ste. 1750, Santa Monica, CA 90401
               (Address of principal executive offices) (zip code)

                                 (310) 752-1416
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry Into a Material Definitive Agreement.

Background

         As reported in the current report on Form 8-K dated September 23, 2005 of Patient Safety Technologies, Inc. (the "Company"), as of September 23, 2005 Ault Glazer Bodnar Acquisition Fund, LLC ("AGB Acquisition Fund") loaned an aggregate of $657,672.75 to Automotive Services Group, LLC ("ASG"), an Alabama limited liability company which is 50% owned by the Company's wholly owned subsidiary Ault Glazer Bodnar Merchant Capital, Inc. ("AGB Merchant Capital"). The loans were advanced to ASG pursuant to the terms of a Real Estate Note dated July 27, 2005, as amended on August 10, 2005 and September 23, 2005 (the "Note"). The Note bears interest at the rate of 3% above the Prime Rate as published in the Wall Street Journal. All unpaid principal, interest and charges under the Note are due in full on July 31, 2010 (the maturity date of the Note). The Note is secured by a mortgage on certain real estate owned by ASG pursuant to the terms of a Future Advance Mortgage Assignment of Rents and Leases and Security Agreement (the "Security Agreement") dated July 27, 2005 between ASG and AGB Acquisition Fund.

Additional Advances

         As of December 22, 2005, the AGB Acquisition Fund has made additional advances to ASG totaling $457,075.25, bringing the total amount advanced to $1,114,748, which represents approximately 10.3% of the Company's total assets as reported at September 30, 2005. The additional advances were made as follows:
(a) on October 20, 2005, ASG signed a third Addendum (Addendum III) to the Note and the Security Agreement, pursuant to which AGB Acquisition Fund advanced $253,075.25 to ASG; (b) on December 7, 2005, ASG signed a fourth Addendum (Addendum IV) to the Note and the Security Agreement, pursuant to which AGB Acquisition Fund advanced $22,000.00 to ASG; and (c) on December 22, 2005, ASG signed a fifth Addendum (Addendum V) to the Note and the Security Agreement, pursuant to which AGB Acquisition Fund advanced $182,000 to ASG.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         See Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number                        Description
--------------------------------------------------------------------------------
10.1 Real Estate Note dated July 27, 2005 in the principal amount of $480,000 issued by Automotive Services Group, LLC to Ault Glazer Bodnar Acquisition Fund, LLC (Incorporated by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on September 29, 2005)
10.2 Future Advance Mortgage Assignment of Rents and Leases and Security Agreement dated July 27, 2005 between Automotive Services Group, LLC to Ault Glazer Bodnar Acquisition Fund, LLC (Incorporated by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on September 29,
                  2005)
10.3 Addendum I dated August 10, 2005 to Real Estate Note issued by Automotive Services Group, LLC to Ault Glazer Bodnar Acquisition Fund, LLC (Incorporated by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on September 29, 2005)
10.4 Addendum II dated September 23, 2005 to Real Estate Note issued by Automotive Services Group, LLC to Ault Glazer Bodnar Acquisition Fund, LLC (Incorporated by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on September 29, 2005)
10.5 Addendum III dated October 20, 2005 to Real Estate Note issued by Automotive Services Group, LLC to Ault Glazer Bodnar Acquisition Fund, LLC
10.6 Addendum IV dated December 7, 2005 to Real Estate Note issued by Automotive Services Group, LLC to Ault Glazer Bodnar Acquisition Fund, LLC
10.7 Addendum V dated December 22, 2005 to Real Estate Note issued by Automotive Services Group, LLC to Ault Glazer Bodnar Acquisition Fund, LLC

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Patient Safety Technologies, Inc.


Dated: December 22, 2005             By:  /s/ Milton Ault
                                         --------------------------------------
                                     Name:    Milton "Todd" Ault, III
                                     Title:   Chief Executive Officer































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